Exhibit 10.1

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, (“Amendment”), effective as of September 30, 2003, is by and between OAO TECHNOLOGY SOLUTIONS, INC., a Delaware corporation (the “Company”), OAO TECHNOLOGY SOLUTIONS FEDERAL SYSTEMS, INC., an Illinois corporation (“OAO Federal Systems”), successor by name change to O.A.O. Systems, Inc., OAO TECHNOLOGY SOLUTIONS (CANADA) INC. (“OAO Canada”), a company organized under the law of New Brunswick, Canada, successor by name change to OAO Canada Limited, CANADIAN RESOURCE MANAGEMENT, LTD., a company organized under the laws of British Columbia, Canada (“Canadian Resource Management”), OAO HEALTHCARE SOLUTIONS, INC., a California corporation (“OAO Healthcare Solutions”), OAO TECHNOLOGY SOLUTIONS UK LIMITED, a United Kingdom corporation (“OAO UK”) and OAO TRANSITION, LLC, a Delaware limited liability company (“Transition LLC”), OAO HEALTH SERVICES PROCESSING, INC., a Delaware corporation (“OAO Health Services”), OAO TECHNOLOGY SOLUTIONS EUROPE, B.V., a Netherlands corporation (“OAO Europe-BV”), OAO TECHNOLOGY SOLUTIONS ITALIA SRL., an Italian corporation (“OAO Italia”), OAO TECHNOLOGY SOLUTIONS DEUTSCHLAND GMBH, a German corporation (“OAO Deutschland”), OAO TECHNOLOGY SOLUTIONS FRANCE SARL, a French corporation (“OAO France”), OAO TECHNOLOGY SOLUTIONS BELGIUM SPRL, a Belgian corporation (“OAO Belgium”) (the Company, OAO Federal Systems, OAO Canada, Canadian Resource Management, OAO Healthcare Solutions, OAO UK, Transition LLC, OAO Health Services, OAO Europe-BV, OAO Italia, OAO Deutschland, OAO France and OAO Belgium are each a “Borrower” and together the “Borrowers”), the Lenders (as that term is defined in the Credit Agreement, as defined below and evidenced by the signature pages thereof) and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for itself and the other Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS:

A. Pursuant to that certain Amended and Restated Credit Agreement dated as of January 15, 2003, by and between the Borrowers and the Lenders (the “Credit Agreement”), various credit facilities were made available to the Borrowers. By its terms, the revolving loan feature of the Credit Agreement matures on September 30, 2003.

B. The Borrowers have asked the Lenders to extend the maturity date of the revolving loan feature of the Credit Agreement and the Lenders are willing to do so only if the Borrower executes and delivers this Amendment.

AGREEMENTS:

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Terms Defined. Unless otherwise defined or stated in this Amendment, each capitalized term used in this Amendment has the meaning given to such term in the Credit Agreement (as amended by this Amendment).

2. Amendment. The Credit Agreement and the other Loan Documents are, effective as of the date hereof, hereby amended as follows:

The following definition set forth in Section 1.1. of the Credit Agreement is hereby amended and restated to read as follows:

“Revolving Loans Maturity Date” means December 31, 2003.

3. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent, all of which conditions precedent must be satisfied on or before September 30, 2003:

(a) The Administrative Agent shall have received this Amendment executed by the parties hereto; and

(b) No Default or Event of Default shall have occurred and be continuing.

4. Representations and Warranties. The Borrowers hereby represent and warrant to the Lenders, and agree with the Lenders that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment has been authorized by all requisite corporate action on the part of the Borrowers and will not violate any of the Borrowers’ corporate charters, organizational documents or bylaws; (b) all representations and warranties set forth in the Credit Agreement are true and correct as if made again on and as of such date (except if and to the extent that such representations and warranties were expressly made only as of another specific date); (c) no Event of Default has occurred and is continuing; and (d) there is not any action, suit, investigation or proceeding pending or threatened in any court or before any arbitrator or governmental authority that purports (a) to materially adversely affect the Borrowers, or (b) to adversely affect the transactions contemplated by this Amendment.

5. Credit Agreement Remains in Effect; No Waiver. All terms and provisions of the Credit Agreement and the other the Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed. No waiver by the Lenders of any Default or Event of Default shall be deemed to be a waiver of any other Default or Event of Default. No delay or omission by the Lenders in exercising any power, right or remedy shall impair such power, right or remedy or be construed as a waiver thereof or an acquiescence therein, and no single or partial exercise of any such power, right or remedy shall preclude other or further exercise thereof or the exercise of any other power, right or remedy under the Agreement, the Loan Documents or otherwise.

6. Counterparts. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

7. No Oral Agreements. THIS AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENT THE FINAL AGREEMENTS BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN (A) THE BORROWERS AND (B) THE LENDERS.

8. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Lenders or any closing shall affect the representations and warranties or the right of the Lenders to rely upon such representations and warranties.

9. Reference to Credit Agreement. This Amendment shall constitute a Loan Document. Each of the Loan Documents, including the Credit Agreement, the Amendment Documents and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are (if and to the extent necessary) hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

10. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

11. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Lenders, the Borrowers and any other Loan Parties and their respective successors and assigns; provided, however, that the Borrowers may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Lenders.

12. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers effective as of the day and year first above written.

BORROWERS:

OAO TECHNOLOGY SOLUTIONS, INC.

By:	/s/J. Jeffrey Fox		(SEAL)
	Name:	J. Jeffrey Fox
	Title:	Vice President - Finance, Chief Financial Officer

OAO TECHNOLOGY SOLUTIONS FEDERAL SYSTEMS, INC., successor by name change to O.A.O. Systems, Inc.

By:	/s/J. Jeffrey Fox		(SEAL)
	Name:	J. Jeffrey Fox
	Title:	Chief Financial Officer

OAO TECHNOLOGY SOLUTIONS (CANADA) INC., successor by name change to OAO Canada Ltd.

By:	/s/J. Jeffrey Fox		(SEAL)
	Name:	J. Jeffrey Fox
	Title:	Chief Financial Officer

CANADIAN RESOURCE MANAGEMENT, LTD.

By:	/s/J. Jeffrey Fox		(SEAL)
	Name:	J. Jeffrey Fox
	Title:	Chief Financial Officer

OAO TECHNOLOGY SOLUTIONS UK LIMITED, successor by name change to OAO/ICOR (UK), LTD.

By:	/s/J. Jeffrey Fox		(SEAL)
	Name:	J. Jeffrey Fox
	Title:	Chief Financial Officer

OAO HEALTHCARE SOLUTIONS INC.

By:	/s/J. Jeffrey Fox		(SEAL)
	Name:	J. Jeffrey Fox
	Title:	Chief Financial Officer

OAO TRANSITION, LLC

By:	/s/J. Jeffrey Fox		(SEAL)
	Name:	J. Jeffrey Fox
	Title:	Authorized Representative

OAO HEALTH SERVICES PROCESSING, INC.

By:	/s/J. Jeffrey Fox		(SEAL)
	Name:	J. Jeffrey Fox
	Title:	Authorized Representative

OAO TECHNOLOGY SOLUTIONS EUROPE B.V.

By:	/s/J. Jeffrey Fox		(SEAL)
	Name:	J. Jeffrey Fox
	Title:	Authorized Representative

OAO TECHNOLOGY SOLUTIONS ITALIA SRL.

By:	/s/J. Jeffrey Fox		(SEAL)
	Name:	J. Jeffrey Fox
	Title:	Authorized Representative

OAO TECHNOLOGY SOLUTIONS DEUTSCHLAND GMBH

By:	/s/J. Jeffrey Fox		(SEAL)
	Name:	J. Jeffrey Fox
	Title:	Authorized Representative

OAO TECHNOLOGY SOLUTIONS FRANCE SARL

By:	/s/J. Jeffrey Fox		(SEAL)
	Name:	J. Jeffrey Fox
	Title:	Authorized Representative

OAO TECHNOLOGY SOLUTIONS BELGIUM SPRL

By:	/s/J. Jeffrey Fox	(SEAL)
Name:	J. Jeffrey Fox
Title:	Authorized Representative

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., A national banking association as Administrative Agent

By:	/s/ Jessica L. Tencza	(SEAL)
Name:	Jessica L. Tencza
Title:	Vice President

LENDERS:

BANK OF AMERICA, N.A., A national banking association

By:	/s/ Jessica L. Tencza	(SEAL)
Name:	Jessica L. Tencza
Title:	Vice President

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